EXHIBIT 10.4
             ASSIGNMENT AND ACKNOWLEDGMENT SEPARATE FROM CERTIFICATE


     THIS ASSIGNMENT AND ACKNOWLEDGMENT is made and entered into by and between NuVen Advisors, Inc., a corporation organized under the laws of Nevada ("Assignor"), and NuVen Advisors, Limited Partnership, a Nevada Limited Partnership ("Assignee").

     WHEREAS, Assignor is the Optionee under an Option Agreement dated January 1, 1998 between Optionee and Hart Industries Inc., a Nevada corporation ("Optioner"), a copy of which is attached hereto as Exhibit A (the "Option").

     WITNESSETH, that for and in consideration of Ten Dollars (USD10) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby bargains, sells, grants and conveys unto Assignee a stock option for Two Hundred Fifty Thousand (250,000) shares of common stock of Hart Industries, Inc., a Nevada corporation (the "Shares").

     Assignor warrants that it has the power and authority, and does hereby sell and transfer the Option to Assignee free and clear of all liens, encumbrances and counterclaims.

     For the same consideration, Assignor covenants with Assignee, its heirs, successors and assigns, that Assignor is the lawful owner of and has merchantable title to the Shares and that Assignor will warrant and forever defend title to the Shares against all persons whomsoever, lawfully claiming or attempting to claim any right to or interest in same.

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed effective the 1st day of November, 1999.

                                                  "Assignor"
                                                  NuVen Advisors, Inc.
                                                  a corporation organized under
                                                  the laws of Nevada



                                                  By: /s/  Jon L. Lawver
                                                           Name: Jon L. Lawver
                                                           Title: Secretary

Assignment Acknowledged and Approved
the 1st day of November, 1999

Hart Industries Inc., a Nevada corporation



By:/s/ Fred G. Luke
       Name: Fred G. Luke
       Title: Director